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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2002

WJ COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-38518 (Commission File Number)	94-1402710 (IRS Employer Identification No.)
401 River Oaks Parkway San Jose, CA (Address of principal executive offices)	95134 (Zip Code)
(408) 577-6200 (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

        On March 4, 2002, WJ Communications, Inc. (the "Company") announced certain management changes. A copy of the Company's press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits

99.1
Press Release dated March 4, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WJ COMMUNICATIONS, INC.
	By:	/s/ WILLIAM R. SLAKEY
	Name:	William R. Slakey
	Its:	Chief Financial Officer (principal financial officer)
Dated: March 4, 2002

INDEX TO EXHIBITS

EXHIBIT NUMBER	EXHIBIT
99.1	Press Release dated March 4, 2002.

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SIGNATURE
INDEX TO EXHIBITS